UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2005


                               STEVEN MADDEN, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      000-23702                   13-3588231
   ---------------            ---------------------           -------------
   (State or other            (Registration Number)           (IRS Employer
   jurisdiction of                                            Identification
   incorporation)                                                  No.)


   52-16 Barnett Avenue, Long Island City, New York                11104
   ------------------------------------------------              ----------
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 14, 2005, Steven Madden, Ltd. (the "Company") and Richard Olicker (the "Executive") executed Amendment Number 2 to Employment Agreement, dated as of May 23, 2005 ("Amendment Number 2 to Employment Agreement"), which further amended the Employment Agreement, dated as of January 3, 2001, by and between the Company and the Executive, as previously amended. Attached hereto and incorporated herein by reference as Exhibit 10.1 is Amendment Number 2 to Employment Agreement.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibit 10.1   Amendment Number 2 to Employment Agreement between the
                        Company and Richard Olicker, dated as of May 23, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By: /s/ JAMIESON KARSON
                                           -------------------------------------
                                           Name:   Jamieson A. Karson
                                           Title:  Chief Executive Officer


Date:  June 15, 2005

                                  EXHIBIT INDEX


DOC. NO.         DOCUMENT DESCRIPTION

Exhibit 10.1 Amendment Number 2 to Employment Agreement between the Company and Richard Olicker, dated as of May 23, 2005.